Acquisition (Tables) (OWP Ventures, Inc.)	9 Months Ended
Dec. 31, 2018
OWP Ventures, Inc. [Member]
Schedule of Recognized Identified Assets Acquired and Liabilities Assumed

According to the purchase method of accounting, the Company recognized the identifiable assets acquired and liabilities assumed as follows:

May 30,
2018
Assets Acquired:
Cash	26,446
Prepaid Expenses(1)	55,293
Fixed Assets	103,296
Total	185,035

Liabilities Assumed:
Accounts Payable	16,365
Accrued Expenses	5,761
Total	22,126

Net Assets (Liabilities)	162,909

(1) Prepaid expenses include $29,356 of costs incurred in obtaining the licenses. No further adjustment to fair value was necessary due to the highly speculative nascent stage of Colombia’s legal cannabis industry, uncertain regulatory and unrestricted Colombian licensing environment, and additional permissions and authorizations necessary to execute the Company’s business plan.